UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

GOODRICH PETROLEUM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (713) 780-9494

N/A

(Former Name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

Goodrich Petroleum Corporation (the “Company”) will be filing a registration statement on Form S-4, which incorporates by reference the contents of this Current Report on Form 8-K. The Company’s subsidiary, Goodrich Petroleum Company, L.L.C., (the “Guarantor”), will be a co-registrant with the Company, and the registration statement will register a guarantee of debt securities by the Guarantor. At such time, the guarantor will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, this Current Report on Form 8-K was prepared to provide revised financial information that complies with Rule 3-10 of Regulation S-X and to update current litigation in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, originally filed on February 22, 2011 (“2010 Form 10-K”).

Litigation relating to Hoover Tree Farm, LLC v. Goodrich Petroleum Company, LLC et al. settled in October as described in Footnote 9 in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.

Please note that the Company has not otherwise updated the financial information or business discussion for activities or events occurring after the date this information was originally presented in the Company’s 2010 Form 10-K. You should read the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011 and the Company’s Current Reports on Form 8-K and any amendments thereto for updated information.

ITEM 9.01 Financial Statements and Exhibits.

This Current Report on Form 8-K includes updated information for the following items included in the Company’s 2010 Form 10-K:

ITEM 8 FINANCIAL STATEMENTS AND FOOTNOTES

(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	“Item 8. Financial Statements” of Goodrich Petroleum Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.LAB	XBRL Labels Linkbase Document

101.PRE	XBRL Presentation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

Dated: January 6, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	“Item 8. Financial Statements” of Goodrich Petroleum Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation Linkbase Document

101.LAB	XBRL Labels Linkbase Document

101.PRE	XBRL Presentation Linkbase Document

101.DEF	XBRL Definition Linkbase Document

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